UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 2.02.         Results of Operations and Financial Condition.

On May 3, 2007, we issued a press release (earnings release) setting forth our results of operations for the three months ended March 31, 2007. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with generally accepted accounting principles (GAAP) with a number of non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth in the financial tables that are included in or attached to the earnings release, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

In this Form 8-K, we discuss the non-GAAP financial measures that appear in the earnings release and the financial tables that are attached to the earnings release, including the reasons that we believe that these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment.  We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis.  These factors could be material and could include future unrealized gains/losses on energy derivatives, mothball/retirements and legal and regulatory settlements.

Copies of this Form 8-K and the earnings release are available at http://www.reliant.com/corporate in the investor relations section.

Non-GAAP Margin Measures.

We believe that adjusted retail gross margin, retail contribution margin, open energy gross margin, open wholesale gross margin, wholesale open contribution margin, open gross margin and open contribution margin are meaningful to us, investors, analysts, rating agencies, banks and other parties because our management uses these measures in addition to GAAP measures, in evaluating the performance and outlook of our business segments, retail energy and wholesale energy, and our business on a consolidated basis, as appropriate.  In addition, we believe that these measures are useful to parties evaluating our segment and consolidated performance and comparing our financial results to other companies that have similar business operations.  We use these non-GAAP financial measures in communications with investors, analysts, rating agencies, banks and other parties.

“Adjusted Retail Gross Margin.”  We use adjusted retail gross margin to analyze the performance of our retail energy segment.  We define “adjusted retail gross margin” as gross margin(1) for our retail energy segment adjusted to exclude the impact of unrealized gains/losses on energy derivatives, as described below.

(1)             Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

•                                          Unrealized Gains/Losses on Energy Derivatives.  We use derivative instruments to manage operational or market constraints and to execute our retail energy segment’s supply procurement strategy. We are required to record in our consolidated statement of operations non-cash gains/losses related to future periods based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In substantially all cases, the underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult. We believe that excluding these unrealized gains/losses on energy derivatives provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another.

The most directly comparable GAAP financial measure is gross margin, including unrealized gains/losses on energy derivatives for the retail energy segment.

“Retail Contribution Margin.” We use retail contribution margin to analyze the performance of our retail energy segment.  We define “retail contribution margin” as contribution margin for our retail energy segment (revenues less purchased power, fuel and cost of gas sold, operation and maintenance, selling and marketing and bad debt expense) adjusted to exclude the impact of unrealized gains/losses on energy derivatives, as described above under “Adjusted Retail Gross Margin.”  The most directly comparable GAAP financial measure is contribution margin, including unrealized gains/losses on energy derivatives for the retail energy segment (our segment measure).

“Open Wholesale Gross Margin” and “Open Energy Gross Margin.”  We use open wholesale gross margin to analyze the results of operations of our wholesale energy segment.  Open wholesale gross margin involves two components:  “open energy gross margin” and “other margin.” Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.  This figure excludes the effects of other margin and our historical and operational wholesale hedges.  Other margin represents power purchase agreements, capacity payments, ancillary revenues and selective commercial hedge strategies. Open wholesale gross margin excludes the effect of the following:

•                                          Unrealized Gains/Losses on Energy Derivatives.  We use derivative instruments to manage operational or market constraints and to increase the return on our generation assets.  We are required to record in our consolidated statement of operations non-cash gains/losses related to future periods based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment.  We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.”  In some cases, the underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.  Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult.  We believe that excluding these unrealized gains/losses on energy derivatives provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another.  These gains/losses are also not a function of the operating performance of our generation assets, and excluding their impact helps isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Historical and Operational Wholesale Hedges.  We exclude the effect of certain historical, although recurring until the contracts terminate, wholesale hedges that were entered into in order to hedge the economics of a portion of our wholesale operations. These amounts primarily relate to settlements of forward power hedges, long-term tolling purchases, long-term natural gas transportation contracts not serving our generation assets and our legacy energy trading.  We also exclude the effect of certain on-going operational wholesale hedges that were entered into primarily to mitigate certain operational risks at our generation assets.  These amounts primarily relate to settlements of fuel hedges, long-term natural gas transportation contracts and storage contracts.  Operational wholesale hedges are derived based on methodology consistent with the calculation of open energy gross margin.  We believe that it is useful to us, investors, analysts and others to show our results in the absence of both historical and operational hedges.  The impact of these hedges on our financial results is not a function of the operating performance of our generation assets and excluding the impact better reflects the operating performance of our generation assets based on prevailing market conditions.

The most directly comparable GAAP measure is gross margin, including unrealized gains/losses on energy derivatives for the wholesale energy segment.

“Wholesale Open Contribution Margin.”  We use wholesale open contribution margin to analyze the performance of our wholesale energy segment.  We define “wholesale open contribution margin” as contribution margin (revenues less purchased power, fuel and cost of gas sold, operation and maintenance and bad debt expense) adjusted to exclude the impact of unrealized gains/losses on energy derivatives and historical and operational wholesale hedges, as described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”  The most directly comparable GAAP financial measure is contribution margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges (our segment measure).

“Open Gross Margin.”   On a consolidated basis, “open gross margin” includes adjusted retail gross margin for our retail energy segment and open wholesale gross margin for our wholesale energy segment.  The most directly comparable GAAP measure is consolidated gross margin, including unrealized gains/losses on derivatives.

“Open Contribution Margin.”  On a consolidated basis, “open contribution margin” includes retail contribution margin for our retail energy segment and wholesale open contribution margin for our wholesale energy segment.  The most directly comparable GAAP measure is consolidated gross margin, including unrealized gains/losses on derivatives.

Non-GAAP EBITDA Measures

“EBITDA” and “Adjusted EBITDA.”  We believe that earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA provide a meaningful representation of our consolidated operating performance. We consider EBITDA and adjusted EBITDA as performance measures rather than liquidity measures.  In addition, many analysts and investors use EBITDA to evaluate financial performance. Adjusted EBITDA includes the following adjustments:

•                                          Unrealized Gains/Losses on Energy Derivatives.  Described above under “Adjusted Retail Gross Margin” and “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•                                          Western States and Similar Settlements.  In the first quarter of 2007, we excluded the $22 million charge related to our resolution with the United States Attorney’s Office for the Northern District of California of alleged manipulation of prices in California.  Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.   For additional information, see note 10(a) to the interim financial statements in our Form 10-Q.

The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before income taxes.

“Open EBITDA.”  Open EBITDA includes the adjustments described above under “EBITDA” and “Adjusted EBITDA” and the following adjustments, which we believe help to provide a meaningful representation of our consolidated operating performance:

•                                          Historical and Operational Wholesale Hedges.  Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•                                          Gains on Sales of Emission Allowances.  As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We believe that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Assets.  We exclude gains or losses on asset sales because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

The most directly comparable GAAP financial measure to open EBITDA is income (loss) from continuing operations before income taxes.

Non-GAAP Free Cash Flow Measures

 “Adjusted Cash Flow Provided By (Used In) Continuing Operations” and “Free Cash Flow Provided By (Used In) Continuing Operations.”  We define adjusted cash flow provided by (used in) continuing operations as cash flow from operating activities from continuing operations (which is the most directly comparable GAAP financial measure) excluding:

•                                          Western States and Similar Settlements Payments.  We excluded the cash outflows paid during the first quarter of 2007 related to (a) our settlement of 12 class action natural gas cases pending in state court in California and (b) our resolution with the United States Attorney’s Office for the Northern District of California of alleged manipulation of prices in California.  We also excluded the cash outflows paid during the first quarter of 2006 related to (a) our settlement agreement with the states of California, Oregon and Washington, California’s three largest investor-owned utilities and a number of other parties that resolves civil litigation and claims with respect to the California energy crisis of 2000 and 2001 and (b) our settlement of litigation regarding allegations of manipulation of NYMEX prices.  Because these payments are not representative of our ongoing business operations, we believe that excluding these outflows provides a more meaningful representation of our cash flow on an ongoing basis.

•                                          Change in Margin Deposits.  We post collateral to support most of our commodity sales and purchase transactions.  The collateral provides assurance to counterparties that contractual obligations will be fulfilled.  As the obligations are fulfilled, the collateral is returned.  We commonly use both cash and letters of credit as collateral.  The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow.  When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow.  We believe that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

Free cash flow provided by (used in) continuing operations is identical to adjusted cash flow provided by (used in) continuing operations but excludes capital expenditures and includes the following item:

•                                          Net Sales (Purchases) of Emission Allowances.  The cash flows from sales and purchases of emission allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission allowances in connection with the operation of our generating assets.  As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value.  Consistent with subtracting capital expenditures (which is a GAAP investing cash flow activity) in calculating free cash flow, we add sales and subtract purchases of emission allowances.

Our non-GAAP cash flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our non-GAAP cash flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis, both before and after capital expenditures and emission allowances activity.

Other Non-GAAP Measures

“Adjusted Net Debt.”  Adjusted net debt is total GAAP debt plus certain operating lease commitments less cash and cash equivalents, restricted cash and net margin deposits. We believe that this measure is useful because it approximates the calculation of the level of our debt for purposes of covenant compliance and because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness.

Item 9.01.         Financial Statements and Exhibits.

(d)	We furnish the following exhibit:

99.1—Press Release dated May 3, 2007

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

The earnings release contains “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

INFORMATION FURNISHED

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: May 3, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated May 3, 2007